Taxes	12 Months Ended
Dec. 31, 2018
Major components of tax expense (income) [abstract]
Taxes

NOTE 9   Taxes

9.1 Operating taxes and levies

9.1.1 Operating taxes and levies recognized in the income statement

(in millions of euros)	2018	2017	2016
Territorial Economic Contribution, IFER and similar taxes	(820)	(817)	(729)
Spectrum fees	(309)	(304)	(294)
Levies on telecommunication services	(286)	(296)	(319)
Other operating taxes and levies	(425)	(429)	(466)
Total	(1,840)	(1,846)	(1,808)

Although comprising a directly identifiable counterpart, the periodic spectrum fees are presented within the operating taxes and levies as they are set by and paid to the States and Local Authorities.

The breakdown of operating taxes and levies per geographical area is the following:

(in millions of euros)

9.1.2 Operating taxes and levies in the statement of financial position

(in millions of euros)	December 31, 2018	December 31, 2017	December 31, 2016
Value added tax	953	958	874
Other operating taxes and levies	74	87	44
Operating taxes and levies – receivables	1,027	1,045	918
Value added tax	(647)	(616)	(560)
Territorial Economic Contribution, IFER and similar taxes	(94)	(100)	(115)
Spectrum fees	(29)	(40)	(44)
Levies on telecommunication services	(113)	(97)	(100)
Other operating taxes and levies	(439)	(409)	(422)
Operating taxes and levies – payables	(1,322)	(1,262)	(1,241)
Operating taxes and levies – net	(295)	(217)	(323)

Developments in tax disputes and audits

In the same way as other telecom operators, the Group regularly deals with disagreements concerning the taxation of its network in various countries.

In 2017, Orange Espagne received a notification of a tax adjustment of approximately 55 million euros relating to the Business Activity Tax (BAT) for fiscal years 2013 to 2015. The disagreement concerns the characterization of antennas whose number is taken into account in the calculation basis of the tax amount. Orange Espagne contests the adjustment and considers having strong arguments to justify its assessment. Consequently, this disagreement is treated as a contingent liability. There are no new developments in 2018 that would lead to a modification of the Group’s accounting position.

In addition, Orange Espagne is involved in various tax disputes related to local taxes on mobile services. In May 2016, the Supreme Court of Spain amended its previous ruling and considered admissible some terms and conditions of taxation over mobile telecom operators using the infrastructures located on the local public domain. Since then, some municipalities sent out tax bills in accordance with the ruling of the Supreme Court. In 2018 Orange has re-evaluated the risk in light of the course of the proceedings.

As a reminder, on December 22, 2016, the main Belgian telecom operators and the Walloon government signed an agreement to settle the dispute on the pylon tax which had begun several years before. The agreement stated that the Walloon government would no longer levy any taxes on telecom infrastructures and would also implement a legislative, regulatory and administrative framework designed to facilitate the deployment of those infrastructures. All parties agreed to settle the dispute, which originally began in 2014. The main operators agreed to pay the Walloon government a combined settlement fee of 45 million euros (of which 16 million euros to be paid by Orange Belgium) and also agreed to invest a combined amount of 60 million euros over the following three years on top of their Walloon region investment plans (of which 20 million euros from Orange Belgium).

Changes in operating taxes and levies

(in millions of euros)	2018	2017	2016
Net operating taxes and levies (payables) in the opening balance	(217)	(323)	(425)
Operating taxes and levies recognized in profit or loss	(1,840)	(1,846)	(1,808)
Operating taxes and levies paid	1,777	1,934	1,897
Changes in the scope of consolidation	(13)	—	(68)
Translation adjustment	(3)	21	78
Reclassifications and other items	1	(3)	3
Reclassifications to assets held for sale	—	—	—
Net operating taxes and levies (payables) in the closing balance	(295)	(217)	(323)

Accounting policies

VAT (Value Added Tax) receivables and payables correspond to the VAT collected or deductible from the various states. Collections and repayments to states have no impact on the income statement.

In the normal course of business, the Group regularly deals with differences of interpretation of tax law with the tax authorities, which can lead to tax reassessments or tax disputes.

Operating taxes and levies are measured by the Group at the amount expected to be paid or recovered from the tax authorities of each country, based on its interpretation with regard to the application of tax legislation. The Group calculates the tax assets, liabilities and accruals recognized in the statement of financial position based on the technical merits of the positions it defends versus that of the tax authorities.

9.2 Income tax

9.2.1 Income tax

(in millions of euros)	2018	2017	2016
Orange SA tax group	(702)	(564)	(434)
– Current tax	(595)	(391)	(318)
– Deferred tax	(107)	(173)	(116)
Spanish tax group	(164)	(55)	(304)
– Current tax	(65)	(46)	(23)
– Deferred tax	(99)	(9)	(281)
Africa & Middle-East	(255)	(256)	(173)
– Current tax	(258)	(255)	(241)
– Deferred tax	3	(1)	68
United Kingdom	(66)	(57)	(20)
– Current tax	(66)	(57)	(44)
– Deferred tax	(0)	0	24
Other subsidiaries	(122)	(120)	(20)
– Current tax	(128)	(110)	(118)
– Deferred tax	6	(10)	98
Total Income tax	(1,309)	(1,052)	(951)
– Current tax	(1,112)	(859)	(744)
– Deferred tax	(197)	(193)	(207)

The breakdown of current tax by geographical area or by tax group is the following:

(in millions of euros)

Orange SA tax group

The corporate tax rate applicable for the 2018 fiscal year is 34.43%.

In 2017, the corporate tax rate was 44.43%, following the establishment of an exceptional surtax applicable only to this fiscal year, which led to an additional tax expense of (78) million euros.

In 2016, the corporate tax rate was 34.43%.

Current tax expense

In 2018, the current tax expense reflects the requirement to pay income tax calculated on the basis of 100% of taxable income due to the depletion of tax loss carry forwards on this year.

In 2017 and 2016, the current tax expense reflected the requirement to pay a minimum level of income tax calculated on the basis of 50% of taxable income due to the restriction on the utilization of available tax loss carry forwards.

Deferred tax expense

Deferred taxes are recorded at the tax rate expected at the time of their reversal.

Until 2017, the deferred tax expense mainly arose from the use of tax loss carry forwards.

The 2018 French Finance Act, that passed in late December 2017, reinforced the gradual reduction in the corporate tax rate with an expected tax rate of 25.82% as of 2022 for the tax group.

In 2017, this gradual rate reduction resulted in a (75) million euros decrease in net deferred tax assets recorded on the balance sheet for entities of the Orange SA tax group (of which (44) million euros recorded in income statement and (31) million euros in other comprehensive income).

Developments in tax disputes and audits in France

Tax audits

Orange SA underwent tax audits of fiscal years 2010 to 2014, for which the outcome had no material impact on the Group’s financial statements.

Orange SA is currently undergoing tax audits of fiscal years 2015 to 2016.

Dispute over the 3% tax on dividends

The Constitutional Court, in its decision of October 6, 2017, recognized as unconstitutional the 3% tax on dividends, confirming the CJEU decision rendered on May 17, 2017. In December 2017, all claims made by Orange SA had been reimbursed by the French tax authority, resulting in a tax income of 304 million euros for the year (of which 270 million euros in principal and 34 million euros in late interests).

Dispute over share of expenses and charges

Orange had filed appeals as to the assigned share of expenses and charges of 5% on dividends received from at least 95%-owned EU companies for fiscal years 2008 to 2014.

In 2016, the favorable rulings from the Court of Montreuil relating to fiscal years 2008 to 2014 led to the recognition of a tax income of 190 million euros.

All of the proceedings related to this dispute have been closed.

Disputes in progress concerning fiscal years 2000-2006

In the context of the absorption of Cogecom by Orange SA and pursuant to an adverse ruling by the Court of Montreuil on July 4, 2013 which triggered the payment of the amounts claimed by the Tax authority, Orange SA had to pay in 2013 the remaining balance on principal and late payment interest claimed for a total amount of 2.1 billion euros.

Over the last few years, the main developments in terms of legal proceedings brought before the Versailles Administrative Court of Appeal were the following:

–  concerning fiscal year 2000‑2004:

–  in a ruling given on July 24, 2018, the Administrative Court of Appeal of Versailles upheld the request from Orange. As the Tax administration did not appeal in cassation, this litigation is now closed. The accounting consequences have been taken into account in the consolidated financial statements.

–  concerning fiscal years 2005‑2006:

–  in a ruling of February 18, 2016, the Administrative Court of Appeal of Versailles upheld the judgment of July 4, 2013, despite the contrary conclusions of the appointed Rapporteur. The Group then appealed to the Conseil d’État on April 18, 2016 to rule on the substance of the case,

–  in a ruling dated December 5, 2016, the Conseil d’État annulled the February 18, 2016 ruling by the Administrative Court of Appeal of Versailles and remanded the dispute to the same Court, on the grounds argued by the Group, i.e., the principle of intangibility of the opening balance sheet of the earliest fiscal year still subject to audit.

–  in a ruling dated July 24, 2018, the Administrative Court of Appeal of Versailles made an adverse decision against Orange, despite the contrary conclusions of the appointed Rapporteur. The Group appealed in cassation to the Conseil d’État which will render the final decision.

A favorable outcome to this dispute would result in a current tax income of 2.1 billion euros, before late interests. While awaiting the new decision from the Conseil d'Etat, this amount is treated as a contingent asset.

Spanish tax group

Current tax expense

The corporate tax rate applicable is 25% and the current income tax expense mainly represents the obligation to pay a minimum level of tax calculated on the basis of 75% of taxable income due to the 25% restriction on the utilization of tax loss carry forwards.

Deferred tax expense

In 2018, a deferred tax charge of 86 million euros has been recorded in order to reflect the negative effect on the recoverable value of deferred tax assets of a strong competitive pressure.

A deferred tax charge of 269 million euros was recognized in 2016 to reflect the impact on the recoverable amount of deferred tax assets recognized through the continuation of the limitation of tax loss carry forwards utilization at 25% for financial years beginning in 2016, unlike the previously approved measures which had set the restriction of tax loss carry forwards utilization at 70% of taxable income from 2017.

Africa & Middle-East

The main contributors to the income tax charge are Mali, Senegal, Guinea and Côte d'Ivoire.

In Mali, the corporate tax rate is 30% and the current income tax charge stands at 56 million euros. In Senegal, the corporate tax rate is 30% and the current income tax charge stands at 54 million euros. In Guinea, the corporate tax rate is 35% and the current income tax charge stands at 38 million euros. In Côte d'Ivoire, the corporate tax rate is 30% and the current income tax charge stands at 36 million euros.

United Kingdom

Current tax expense

The current income tax charge primarily reflects the taxation of activities related to Orange’s brand activities. The corporate tax rate sets to 19% since April 1, 2017, and to 20% before.

Deferred tax expense

The 2016 Finance Act adopted on September 15, 2016, included a reduction in the tax rate to 17% starting April 1, 2020. In 2016, deferred tax income of 31 million euros was therefore recognized in order to adjust the deferred tax liability on the Orange brand.

Group tax proof

(in millions of euros)	Note	2018	2017	2016
Profit before tax of continuing operations		3,467	3,063	1,820
Statutory tax rate in France		34.43%	34.43%	34.43%
Theoretical income tax		(1,194)	(1,055)	(627)
Reconciling items :
Exceptional surtax(1)		—	(78)	—
Impairment of goodwill (2)	7.1	(19)	(7)	(280)
Impairment of BT shares	11.7	(30)	(156)	(256)
Share of profits (losses) of associates and joint ventures		1	2	(16)
Adjustment of prior-year taxes		23	37	23
Recognition / (derecognition) of deferred tax assets		(151)	(27)	(104)
Difference in tax rates (3)		189	92	105
Change in applicable tax rates (4)		(84)	(50)	43
Other reconciling items (5)		(44)	190	161
Effective income tax on continuing operations		(1,309)	(1,052)	(951)
Effective tax rate		37.75%	34.35%	52.28%

(1)	Effect of the exceptional surtax of 30% put in place in France in 2017 which increased the corporate tax rate from 34.43% to 44.43%.
(2)

Reconciliation item calculated based on the tax rate applicable to the parent company of the Group. The difference between the tax rate of the parent company and the local tax rate of subsidiaries is presented below in "Difference in tax rates".

(3)

The Group is present in jurisdictions in which tax rates are different from the French tax rate. This mainly includes the United Kingdom (tax rate of 19% in 2018 and 2017, 20% in 2016), Spain (tax rate of 25%) and Poland (tax rate of 19%).

(4)

Takes into account the remeasurement of the deferred tax due to change of tax rate in tax legislation. It also takes into account the impact of the fact that some deferred tax are booked with a different tax rate than the on-going one.

(5)	Notably includes the non-deductible interests in France, respectively an income tax expense of 78, 80 and 97 million euros in 2018, 2017 and 2016.

Includes the tax income of 304 million euros resulting from the dispute over the 3% tax on dividends in 2017.

Includes the tax income of 190 million euros resulting from the dispute over the 5% share of expenses and charges on dividends in 2016.

9.2.2 Income tax on other comprehensive income

	2018		2017		2016
	Gross		Gross		Gross
(in millions of euros)	amount	Deferred tax	amount	Deferred tax	amount	Deferred tax
Actuarial gains and losses on post-employment benefits (1)	45	(6)	16	(23)	(80)	20
Assets available for sale	—	—	23	—	(4)	—
	(30)	—	—	—	—	—
Cash flow hedges	(67)	18	49	(20)	(364)	123
Net investment hedges	—	—	—	—	65	(22)
Translation adjustment	(7)	—	(176)	26	(1,066)	—
Other comprehensive income of associates and joint ventures	—	—	(9)	—	43	—
Total presented in other comprehensive income	(59)	12	(97)	(17)	(1,406)	121

(1)In 2017, the deferred tax includes the remeasurement of the deferred tax in France.

9.2.3 Tax position in the statement of financial position

	December 31, 2018			December 31, 2017			December 31, 2016
(in millions of euros)	Assets	Liabilities	Net	Assets	Liabilities	Net	Assets	Liabilities	Net
Orange SA tax group
– Current tax	—	438	(438)	—	288	(288)	21	—	21
– Deferred tax (1)	977	—	977	1,059	—	1,059	1,290	—	1,290
Spanish tax group
– Current tax	—	4	(4)	53	—	53	56	—	56
– Deferred tax (2)	50	—	50	149	—	149	157	—	157
Africa & Middle-East
– Current tax	32	182	(150)	25	189	(164)	42	197	(155)
– Deferred tax	84	42	42	99	54	45	102	95	7
United Kingdom
– Current tax	—	34	(34)	—	22	(22)	—	22	(22)
– Deferred tax (3)	—	531	(531)	—	531	(531)	—	531	(531)
Other subsidiaries
– Current tax	87	97	(10)	54	97	(43)	51	119	(68)
– Deferred tax	255	58	197	279	70	209	298	80	218
Total
– Current tax	119	755	(636)	132	596	(464)	170	338	(168)
– Deferred tax	1,366	631	735	1,586	655	931	1,847	706	1,141

(1)	Mainly include deferred tax assets on employee benefits.
(2)	The recognized deferred tax assets are partially offset by the deferred tax liabilities on the goodwill which is tax deductible.
(3)	Mainly deferred tax liabilities on the Orange brand.

Change in net current tax

(in millions of euros)	2018	2017	2016
Net current tax assets / (liabilities) - in the opening balance	(464)	(168)	(271)
Cash tax payments (1)	928	583	906
Change in income statement (2)	(1,116)	(859)	(772)
Change in other comprehensive income	—	—	—
Change in retained earnings (3)	0	(11)	(38)
Changes in the scope of consolidation	19	(0)	—
Translation adjustment	(3)	5	6
Reclassification and other items	(0)	(14)	1
Reclassification to assets held for sale	—	—	—
Net current tax assets / (liabilities) - in the closing balance	(636)	(464)	(168)

(1)	Included in 2017 the reimbursement of 304 million euros due to the dispute of the 3% tax on dividends.
(2)	Of which (4) million euros in consolidated net income of discontinued operations in 2018 (0 million euros in 2017 and (28) million euros in 2016).
(3)	Mainly correspond to the tax effect relating to the remeasurement of the portion of subordinated notes denominated in foreign currency.

Change in net deferred tax

(in millions of euros)	2018	2017	2016
Net deferred tax assets - in the opening balance	931	1,141	1,213
Change in income statement (1)	(197)	(210)	(213)
Change in other comprehensive income	12	(17)	121
Change in retained earnings (2)	—	(8)	(38)
Change in the scope of consolidation	(10)	0	(18)
Translation adjustment	(7)	11	75
Reclassification and other items	6	14	1
Reclassification to assets held for sale	—	—	—
Net deferred tax assets - in the closing balance	735	931	1,141

(1)	Of which 0 million euros in consolidated net income of discontinued operations in 2018 ((17) million euros in 2017 and (6) million euros in 2016).
(2)	Mainly correspond to the tax effect relating to the remeasurement of the portion of subordinated notes denominated in foreign currency.

Deferred tax assets and liabilities by type

	December 31, 2018			December 31, 2017			December 31, 2016
			Income			Income			Income
(in millions of euros)	Assets	Liabilities	statement	Assets	Liabilities	statement	Assets	Liabilities	statement
Provisions for employee benefit obligations	833	—	(25)	842	—	(132)	995	—	(69)
Fixed assets	721	1,123	(26)	790	1,139	(38)	821	1,157	95
Tax losses carryforward	3,914	—	(105)	4,011	—	(456)	4,436	—	(231)
Other temporary differences	1,245	1,146	(42)	1,538	1,407	(34)	1,600	1,410	54
Deferred tax	6,713	2,269	(198)	7,181	2,546	(660)	7,852	2,567	(151)
Depreciation of deferred tax assets	(3,709)	—	1	(3,704)	—	450	(4,144)	—	(62)
Netting	(1,638)	(1,638)	—	(1,891)	(1,891)	—	(1,861)	(1,861)	—
Total	1,366	631	(197)	1,586	655	(210)	1,847	706	(213)

As at December 31, 2018, the tax loss carry forwards mainly relate to Spain and Belgium, all of the tax loss carry forwards in France were used over 2018.

As at December 31, 2018, the unrecognized deferred tax assets mainly relate to Spain for 2.0 billion euros and Belgium (Belgian subsidiaries other than Orange Belgium) for 0.7 billion euros, and mostly include tax losses that can be carried forward indefinitely. In Spain, tax loss carry forwards for which a deferred tax asset has been recognized are expected to be fully utilized by 2023, unless affected by changes in tax rules and changes in business projections. The deferred tax assets recognized for Spain arise to 0.4 billion euros on December 31, 2018.

Most of the other tax loss carry forwards for which no deferred tax assets were recognized will expire beyond 2023.

Accounting policies

Current income tax and deferred tax are measured by the Group at the amount expected to be paid or recovered from the tax authorities of each country, based on its interpretation with regard to the application of tax legislation. The Group calculates the tax assets and liabilities recognized in the statement of financial position based on the technical merits of the positions it defends versus that of the tax authorities.

Deferred taxes are recognized for all temporary differences between the carrying values of assets and liabilities and their tax basis, as well as for unused tax losses, using the liability method. Deferred tax assets are recognized only when their recovery is considered probable.

A deferred tax liability is recognized for all taxable temporary differences associated with investments in subsidiaries, interests in joint ventures and associates, except to the extent that both of the following conditions are satisfied:

–  the Group is able to control the timing of the reversal of the temporary difference (e.g. the payment of dividends); and

–  it is probable that the temporary difference will not reverse in the foreseeable future.

Accordingly, for fully consolidated companies, a deferred tax liability is only recognized in the amount of the taxes payable on planned dividend distributions by the Group.

Deferred tax assets and liabilities are not discounted.

At each period end, the Group reviews the recoverable amount of the deferred tax assets carried by certain tax entities with significant tax loss carry forwards. The recoverability of the deferred tax assets is assessed in the light of the business plans used for impairment testing. This plan may be adjusted for any tax specificities.

Deferred tax assets arising on these tax losses are not recognized under certain circumstances specific to each company/tax consolidation group concerned, and particularly where:

–  entities cannot assess the probability of the tax loss carry forwards being set off against future taxable profits, due to the horizon for forecasts based on business plans used for impairment testing and uncertainties as to the economic environment;

–  entities have not yet begun to use the tax loss carry forwards;

–  entities do not expect to use the losses within the timeframe allowed by tax regulations;

–  it is estimated that tax losses are uncertain to be used due to risks of differing interpretations with regard to the application of tax legislation.